Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Blaise Coleman, as President and Chief Executive Officer of Endo International plc (the Company), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2021 (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ BLAISE COLEMAN
Name:	Blaise Coleman
Title:	President and Chief Executive Officer (Principal Executive Officer)
Date: May 7, 2021
A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Endo International plc and furnished to the Securities and Exchange Commission or its staff upon request.